LEASES	12 Months Ended
Dec. 31, 2013
Leases [Abstract]
LEASES
9.   LEASES

The minimum future revenues to be received on a fixed rate time charter, which is accounted for as an operating lease as of December 31, 2013 is as follows. These minimum future revenues exclude payments from two time charters that are based on market rate indices.

(in thousands of $)
Year ending December 31,
2014	11,185
2015	—
2016	—
2017	—
2018	—
Thereafter	—
11,185

As of December 31, 2013, three of the Company's vessels were leased out to third parties on time charters for remaining periods of up to one year.

The cost and accumulated depreciation of vessels leased to third parties at December 31, 2013 were $216.9 million and $28.6 million, respectively, and at December 31, 2012 were $305.6 million and $31.8 million, respectively.